UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2012

SEACOR Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12289	13-3542736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida		33316
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 523-2200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting of Stockholders of SEACOR Holdings Inc. (the “Company”), stockholders voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) approve an increase in the number of shares of the Company’s common stock authorized for issuance under the SEACOR Holdings Inc. Amended 2007 Share Incentive Plan, (iii) approve the compensation of executives as disclosed in the proxy statement (a non-binding advisory resolution) and (iv) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal).  The proposal to increase the number of shares of the Company’s common stock authorized for issuance under the SEACOR Holdings Inc. Amended 2007 Share Incentive Plan was approved. The proposal to approve the compensation of executives as disclosed in the Company’s proxy statement, through an advisory resolution, was approved. The stockholders’ vote ratified the appointment of the independent registered public accounting firm.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Fabrikant	18,521,129	86,960	832,312
Pierre de Demandolx	18,522,306	85,783	832,312
Richard Fairbanks	18,522,206	85,883	832,312
Blaine V. Fogg	17,538,437	1,069,652	832,312
John C. Hadjipateras	17,503,876	1,104,213	832,312
Oivind Lorentzen	18,545,225	62,864	832,312
Andrew R. Morse	18,489,924	118,165	832,312
R. Christopher Regan	17,539,322	1,068,767	832,312
Steven Webster	11,817,579	6,790,510	832,312
Steven J. Wisch	18,563,159	44,930	832,312

Approval of amendment to the SEACOR Holdings Inc. Amended 2007 Share Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
13,313,683	5,273,563	20,843	832,312

Approval of Compensation of Named Executive Officers
(Non-Binding Advisory Resolution)

Votes For	Votes Against	Abstain	Broker Non-Votes
16,250,595	1,494,133	863,361	832,312

Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
19,302,352	121,823	16,226	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

June 7, 2012	By:	Paul L. Robinson

Name: Paul L. Robinson
Title: Senior Vice President, General Counsel and Corporate Secretary